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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):           November 17, 2003


                                  IMAGEMAX, INC.
-------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                    0-23077                 23-2865585
-----------------------------     -------------------      --------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation or                  file                 Identification
     Organization)                       number)                  Number)


             455 Pennsylvania Avenue, Suite 200,
                Fort Washington, Pennsylvania                      19034
---------------------------------------------------------    ------------------
          (Address of Principal Executive Offices)               (Zip Code)


                                 (215) 628-3600
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

              99.1     Press Release dated November 14, 2003.

Item 12. Results of Operations and Financial Condition.

              As more fully described in the attached press release that is incorporated herein by reference, ImageMax, Inc. reported financial results for the quarter ended September 30, 2003. In addition, the Company provided information regarding negotiations with its subordinated debt holders and discussions with its senior lenders.



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                                   SIGNATURES


              Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: November 17, 2003        IMAGEMAX, INC.
      -----------------

                               By:  /s/ Mark P. Glassman
                               ------------------------------------------------
                                    Mark P. Glassman, Chief Executive Officer